UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

J. C. Penney Company, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 15, 2013

Dear Stockholders,

On behalf of your Board of Directors, I want to share with you the important news that Mike Ullman is returning to jcpenney as Chief Executive Officer. Mike is a highly accomplished retail industry executive, who served as Chairman and CEO of jcpenney until late 2011. He succeeds Ron Johnson, who is leaving the Company.

We are fortunate to have someone with Mike Ullman’s proven experience and leadership abilities to take the reins at the Company at this important time. He is well-positioned to quickly analyze the challenges jcpenney faces and will immediately begin engaging our key stakeholders, including customers, vendors, business partners, team members and stockholders. With the knowledge he gains from these discussions, he will work with the leadership team to set priorities, develop a game plan and determine what steps need to be taken to improve performance.

Thank you for your continued support. We are confident that with swift action, we can regain the trust and support of our customers and set a new path to create value for all of the Company’s stakeholders.

Thomas J. Engibous

Chairman of the Board

jcpenney

6501 Legacy Drive

Plano, TX 75024

jcp.com

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE, & RETURN YOUR PROXY CARD INCLUDED WITH THIS SUPPLEMENT OR

VOTE BY TELEPHONE OR INTERNET

J. C. PENNEY COMPANY, INC.

6501 Legacy Drive

Plano, Texas 75024-3698

SUPPLEMENT TO THE PROXY STATEMENT DATED APRIL 3, 2013

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 17, 2013

This Supplement supplements and amends the Proxy Statement dated April 3, 2013 of J. C. Penney Company, Inc. furnished to holders of the Company’s common stock in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on May 17, 2013, or any adjournment or postponement thereof. This Supplement, which should be read in conjunction with the Proxy Statement, is first being distributed to stockholders on or about April 15, 2013. Except as specifically supplemented or amended by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

The Annual Meeting will be held at the jcpenney Home Office, 6501 Legacy Drive, Plano, Texas 75024-3698, at 10:00 A.M. local time. The record date for the determination of the holders of jcpenney common stock who are entitled to notice of and to vote at the Annual Meeting is March 18, 2013, which is the same record date specified in the Proxy Statement.

CHANGE IN CANDIDATES NOMINATED BY THE BOARD OF DIRECTORS

FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING

On April 8, 2013, the Company announced that Ronald B. Johnson was stepping down and leaving the Company as Chief Executive Officer and a member of the Board of Directors. The Company also announced on April 8, 2013 that Myron E. Ullman, III had been elected as the Company’s Chief Executive Officer and to the Company’s Board of Directors. As a result of these management changes, the Board of Directors has authorized a revised slate of nominees for election to the Board of Directors at the Annual Meeting. As discussed further below, the revised list of candidates nominated by the Board of Directors consists of all of the nominees identified in the Proxy Statement, except that Ronald B. Johnson has been removed from the list, and Myron E. Ullman, III has been added to the list.

THE PROXY CARD PREVIOUSLY FURNISHED TO YOU WITH THE PROXY STATEMENT IS NO LONGER VALID AND WILL NOT BE VOTED AT THE ANNUAL MEETING. IF YOU WERE MAILED A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS (NOTICE), YOUR IDENTIFICATION NUMBER IS NO LONGER VALID FOR VOTING BY INTERNET.

PLEASE COMPLETE THE PROXY CARD ENCLOSED WITH THIS SUPPLEMENT OR VOTE BY INTERNET USING YOUR IDENTIFICATION NUMBER IN THE REVISED NOTICE. The proxy card enclosed with this Supplement and the revised Notice differ from the proxy card or Notice previously furnished to you in that the enclosed proxy card and revised Notice include the name of Myron E. Ullman, III as a nominee and do not include the name of Ronald B. Johnson as a nominee. The Board of Directors unanimously recommends that you vote FOR each of the nominees on the enclosed proxy card and the revised Notice.

PROPOSAL 1 —

ELECTION OF DIRECTORS

Proposal 1 as set forth in the Proxy Statement dated April 3, 2013, with respect to the 2013 Annual Meeting, is hereby amended to provide that the Board of Directors has nominated the following eleven individuals to serve on the Board of Directors for a one-year term until the 2014 annual meeting of the Company’s stockholders and until their successors have been elected and qualified: William A. Ackman, Colleen C. Barrett, Thomas J. Engibous, Kent B. Foster, Geraldine B. Laybourne, Leonard H. Roberts, Steven Roth, Javier G. Teruel, R. Gerald Turner, Myron E. Ullman, III and Mary Beth West. Biographical information with respect to all nominees other than Mr. Ullman is set forth in the Proxy Statement under the captions “Proposal 1 – Election of Directors – Nominees for Director”. Biographical information with respect to Mr. Ullman is set forth below.

The Board recommends a vote FOR each of the nominees for director.

Myron E. Ullman, III, 66 - Director of jcpenney from 2004-2012, and since April 2013.

Business Experience: Chairman of the Board from 2004 to 2012 and Chief Executive Officer of jcpenney from 2004 to November 2011, and since April 2013; Directeur General, Group Managing Director, LVMH Moët Hennessy Louis Vuitton (luxury goods manufacturer/retailer) from 1999 to 2002; President of LVMH Selective Retail Group from 1998 to 1999; Chairman of the Board and Chief Executive Officer, DFS Group Ltd. from 1995 to 1998; Chairman of the Board and Chief Executive Officer of R. H. Macy & Company, Inc. from 1992 to 1995; Director of Polo Ralph Lauren Corporation from 2004 to 2006; Director of Pzena Investment Management, Inc. from 2007 to 2008; Director of Saks Incorporated from February 2013 to April 2013; Director of Starbucks Corporation; Director of the COFRA Group, Chairman of Mercy Ships International; Deputy Chairman of the Federal Reserve Bank of Dallas.

Mr. Ullman has extensive experience in the retail industry, including executive and board experience with major U.S. and international retailers. He also brings insights and perspectives from positions he has held in the technology and real estate industries and the public sector. Mr. Ullman’s experiences as Chairman, CEO and President of various entities during his career provide him with insight into the challenges inherent in managing a complex organization and holding members of management accountable for their own performance and the performance of the organization. He also currently serves on the board of another publicly-traded company. In addition, his service on the Federal Reserve Bank of Dallas provides the Board with valuable insights and perspectives on macroeconomic conditions affecting jcpenney and its customers.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table supplements the table set forth under the heading “Beneficial Ownership of Common Stock” in the Proxy Statement dated April 3, 2013 and describes as of the date of this Supplement the beneficial ownership of Company common stock held by Mr. Ullman. Such beneficial ownership is determined in accordance with Rule 13d-3(d)(i) under the Securities Exchange Act of 1934, as amended.

Name	Number of shares beneficially owned	Number of shares included in previous column which the individual or group has/have the right to acquire within 60 days	Percent of outstanding common stock
Myron E. Ullman, III	0	0	*

*	Less than 1%

VOTING; REVOCABILITY OF PROXIES

With regard to the election of directors, you may vote “For” or “Against” with respect to each nominee. The Company’s Bylaws provide that in a non-contested election, each director must be elected by the affirmative vote of the majority of the votes cast with respect to that director’s election. Accordingly, abstentions and broker non-votes will have no effect on the election of a director. Any director nominee who is an incumbent director and is not re-elected must promptly tender his or her resignation, and the Board of Directors, excluding the director who tenders his or her resignation, must promptly decide whether to accept or reject the resignation.

Please vote as soon as possible using the proxy card enclosed with this Supplement or by Internet using the identification number in your revised Notice. Stockholders may revoke any previously delivered voting proxy at any time before it is voted at the 2013 Annual Meeting:

•

By delivering to the Company’s Corporate Secretary at J. C. Penney Company, Inc., 6501 Legacy Drive, Plano, Texas 75024-3698 a written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

•	By attending the Annual Meeting, requesting that the prior proxy not be used, and voting in person;
•	By submitting a later-dated proxy card;
•	If the stockholder voted by telephone or Internet, by voting at a later time by telephone or Internet; or
•

If the stockholder has instructed a broker, bank or other nominee to vote the stockholder’s shares, by following the directions received from the broker, bank or other nominee to change those instructions.

OTHER MATTERS

Other than as set forth above, no items presented in the Proxy Statement are affected by this Supplement, and you should carefully review the Proxy Statement prior to voting your shares. jcpenney knows of no matters to be submitted to the Annual Meeting other than those presented in the Proxy Statement, as amended and supplemented by this Supplement. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent in accordance with their best judgment on each of such matters.

Janet Dhillon, Secretary

Plano, Texas

April 15, 2013

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date J. C. PENNEY COMPANY, INC. 6501 legacy drive plano, tx 75024 You can view the Annual Report on Form 10-K, Proxy Statement and Proxy Supplement on the Internet at www.proxyvote.com. J. C. PENNEY COMPANY, INC. For Against Abstain For address changes and/or comments, please check this box and write them on the back where indicated. 2. To ratify the appointment of KPMG LLP as independent auditor for the fiscal year ending February 1, 2014. 1. Election of Directors: Board’s nominees for Directors for the term set forth in the Proxy Statement are: Vote On Proposals 1a. William A. Ackman 1c. Thomas J. Engibous For Against Abstain 1b. Colleen C. Barrett 1d. Kent B. Foster 1e. Geraldine B. Laybourne 1f. Leonard H. Roberts 1i. R. Gerald Turner 1j. Myron E. Ullman, III 1h. Javier G. Teruel Nominees: 1g. Steven Roth 1k. Mary Beth West 3. Advisory vote on executive compensation. Directors recommend a vote FOR Proposals 2 and 3. Directors recommend a vote FOR Proposal 1. Yes No ! THIS PROXY HAS BEEN REVISED TO REFLECT THE NEW SLATE OF NOMINEES FOR DIRECTOR APPROVED BY THE BOARD OF DIRECTORS. M59192-Z60486-Z60487 VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day prior to the meeting date. Have your proxy/voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form Electronic Delivery of Future Stockholder Comunications If you would like to reduce the costs incurred by J. C. Penney Company, Inc. in mailing proxy materials, you can consent to receive all future notice communications, proxy statements, proxy/voting instruction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day prior to the meeting date. Have your proxy/ voting instruction card in hand when you call and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy/voting instruction card and return it in the enclosed postage-paid envelope provided or return it to J. C. Penney Company, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. Signature (Joint Owners) Date Please indicate if you plan to attend this meeting. Please Sign and Date Please sign your name exactly as stenciled hereon. For a joint account, each joint owner should sign. Persons signing in a representative capacity should indicate their capacity.

J. C. Penney Company, Inc. PROXY/VOTING INSTRUCTION CARD This Proxy is solicited by the Board of Directors By properly executing this card on the reverse, or by voting via Internet or telephone, you are authorizing T. J. Engibous, K. B. Foster and M. E. West, or any of them, with power of substitution in each, to represent and vote the stock owned of record which you are entitled to vote at the Annual Meeting of Company Stockholders, to be held at the JCPenney Home Office located at 6501 Legacy Drive, Plano, Texas 75024-3698 on Friday, May 17, 2013, at 10:00 A.M., local time, and at any adjournment or postponement thereof (“Meeting”), upon such business as may come before the Meeting, including the items set forth on the reverse (“Business”). Board’s nominees for Directors for the term set forth in the Proxy Statement are (1a) William A. Ackman, (1b) Colleen C. Barrett, (1c) Thomas J. Engibous, (1d) Kent B. Foster, (1e) Geraldine B. Laybourne, (1f) Leonard H. Roberts, (1g) Steven Roth, (1h) Javier G. Teruel, (1i) R. Gerald Turner, (1j) Myron E. Ullman III, and (1k) Mary Beth West. Your vote is important and cannot be recorded by the proxies unless this card is properly executed by you and returned, or unless you vote by Internet or telephone. Therefore, please sign, date, and return this card promptly in the envelope provided, or vote by Internet or telephone. No postage is required if this envelope is mailed in the United States. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all directors, and FOR Proposals 2 and 3. (Continued on the reverse side) Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) M59193-Z60486-Z60487 ? FOLD AND DETACH HERE ? You can access J. C. Penney Company, Inc. stockholder accounts online. Computershare Transfer Agent for J. C. Penney Company, Inc., makes it easy and convenient to get current information on stockholder accounts. View account status View certificate history View book-entry information Make address changes Obtain a duplicate 1099 tax form Visit us on the web at www.computershare.com/investor

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date J. C. PENNEY COMPANY, INC. 6501 legacy drive plano, tx 75024 You can view the Annual Report on Form 10-K, Proxy Statement and Proxy Supplement on the Internet at www.proxyvote.com. J. C. PENNEY COMPANY, INC. For Against Abstain For address changes and/or comments, please check this box and write them on the back where indicated. 2. To ratify the appointment of KPMG LLP as independent auditor for the fiscal year ending February 1, 2014. 1. Election of Directors: Board’s nominees for Directors for the term set forth in the Proxy Statement are: Vote On Proposals 1a. William A. Ackman 1c. Thomas J. Engibous For Against Abstain 1b. Colleen C. Barrett 1d. Kent B. Foster 1e. Geraldine B. Laybourne 1f. Leonard H. Roberts 1i. R. Gerald Turner 1j. Myron E. Ullman, III 1h. Javier G. Teruel Nominees: 1g. Steven Roth 1k. Mary Beth West 3. Advisory vote on executive compensation. Directors recommend a vote FOR Proposals 2 and 3. Directors recommend a vote FOR Proposal 1. Yes No THIS PROXY HAS BEEN REVISED TO REFLECT THE NEW SLATE OF NOMINEES FOR DIRECTOR APPROVED BY THE BOARD OF DIRECTORS. M59194-Z60487 VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until two days prior to the meeting date. Have your proxy/voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future Stockholder Comunications If you would like to reduce the costs incurred by J. C. Penney Company, Inc. in mailing proxy materials, you can consent to receive all future notice communications, proxy statements, proxy/voting instruction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until two days prior to the meeting date. Have your proxy/voting instruction card in hand when you call and follow the instructions. VOTE BY MAIL Mark, sign and date your proxy/voting instruction card and return it in the enclosed postage-paid envelope provided or return it to J. C. Penney Company, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. I elect to direct the voting of undirected shares in the Plan. Please Sign and Date Please sign your name exactly as stenciled hereon. Persons signing in a representative capacity should indicate their capacity.

Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) J. C. Penney Company, Inc. PROXY/VOTING INSTRUCTION CARD Allocated and Undirected Stock This Proxy is solicited by the Board of Directors TO PARTICIPANTS IN THE COMPANY’S SAVINGS, PROFIT-SHARING AND STOCK OWNERSHIP PLAN (“PLAN”): By properly executing this card on the reverse, or by voting by Internet or telephone, you are instructing State Street Bank and Trust Company (“Trustee”) to vote on your behalf, in accordance with your instructions, in person or by proxy, shares of Common Stock allocated under the Plan (“Allocated Stock”), represented by the number of equivalent shares shown on the reverse side of this card, and a proportionate number of shares of Common Stock for which no directions are received by the Trustee (“Undirected Stock”), at the Annual Meeting of Company Stockholders, to be held at the JCPenney Home Office located at 6501 Legacy Drive, Plano, Texas 75024-3698 on Friday, May 17, 2013, at 10:00 A.M., local time, and at any adjournment or postponement thereof, upon such business as may come before the meeting, including the items set forth on the reverse. If this proxy/voting instruction card is not received by the Trustee, or if you have not voted by Internet or telephone, by May 15, 2013, the Allocated Stock will be voted in the same proportion as instructions received by the Trustee by that date from the Plan Participants who have returned their proxy/voting instruction cards or voted by Internet or telephone in a timely manner. You acknowledge that in voting the Undirected Stock, you are acting as a named fiduciary under the Employee Retirement Income Security Act of 1974. You may elect not to direct the voting of Undirected Stock by checking the appropriate box on the reverse side of this card. For your information, a copy of the Board of Directors’ Proxy Statement for the meeting is enclosed herewith. Board’s nominees for Directors for the term set forth in the Proxy Statement are (1a) William A. Ackman, (1b) Colleen C. Barrett, (1c) Thomas J. Engibous, (1d) Kent B. Foster, (1e) Geraldine B. Laybourne, (1f) Leonard H. Roberts, (1g) Steven Roth, (1h) Javier G. Teruel, (1i) R. Gerald Turner, (1j) Myron E. Ullman, III, and (1k) Mary Beth West. Your voting instructions are important and cannot be followed by the Trustee unless this card is properly executed by you and received by the Trustee, or unless you vote by Internet or telephone, by May 15, 2013. Therefore, please sign, date and return this card promptly in the envelope provided, or vote via Internet or telephone. No postage is required if this envelope is mailed in the United States. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR election of all directors, and FOR Proposals 2 and 3. (Continued on the reverse side) ? FOLD AND DETACH HERE ? M59195-Z60487